SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 30, 2008

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of
                   Certain Officers; Compensatory Arrangements of Certain Officers

At the 2008 Annual Meeting of Stockholders of TXCO Resources Inc. ("TXCO" or the "Company") held on May 30, 2008, TXCO stockholders approved all the presented proposals, including:

•	an amendment to the TXCO Resources Inc. 2005 Stock Incentive Plan (the "2005 Plan"); and
•	the adoption of the TXCO Resources Inc. Overriding Royalty Purchase Plan (the "ORPP").

The amendment effectively increased the number of shares of TXCO common stock available for issuance under the terms of the 2005 Plan by 1,951,000 shares.  The increase is the result of eliminating the requirement that shares of TXCO common stock that have been issued or are issuable under the expired TXCO Resources Inc. 1995 Flexible Incentive Plan be deducted from the shares of common stock reserved for issuance under the 2005 Plan.  For a complete description of the amendment, see Proposal 2 of the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2008, which description is incorporated by reference herein. Additionally, the 2005 Plan, as amended and restated, is being filed herewith as Exhibit 10.1.

The ORPP provides the Company the ability to purchase the overriding royalty interests of James E. Sigmon, the Company's Chairman, President and Chief Executive Officer, in the Company's existing and future oil and gas leases in one or more transactions in exchange for shares of the Company's common stock, cash or a combination thereof, if and when purchase terms are agreed upon by the Board of Directors and Mr. Sigmon.  The ORPP has 3,000,000 shares of TXCO common stock reserved for issuance thereunder.  For a complete description of the ORPP, see Proposal 3 of the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2008, which description is incorporated by reference herein.  Additionally, the ORPP is being filed herewith as Exhibit 10.2.

Item 7.01:  Regulation FD Disclosure

The Company issued a press release entitled "TXCO Stockholders Hear Operations Update at 2008 Annual Meeting" on June 2, 2008. In addition to a summary of the operations update and the four proposals that were approved by the stockholders, the press release indicated that the Board of Directors voted unanimously to reappoint all standing Board committee assignments, including current chairs. The press release is attached as Exhibit 99.1.

The information contained in this report under Item 7.01, including the exhibits, is intended to be furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01:  Financial Statements and Exhibits.

Exhibit Number	Description

10.1	TXCO's 2005 Stock Incentive Plan, as amended and restated
10.2	TXCO's Overriding Royalty Purchase Plan
99.1	TXCO's June 2, 2008 Press Release entitled "TXCO Stockholders Hear Operations Update at 2008 Annual Meeting"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TXCO Resources Inc.

Dated: June 4, 2008	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit Number	Description

10.1	TXCO's 2005 Stock Incentive Plan, as amended and restated
10.2	TXCO's Overriding Royalty Purchase Plan
99.1	TXCO's June 2, 2008 Press Release entitled "TXCO Stockholders Hear Operations Update at 2008 Annual Meeting"